SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14(a)-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Sec. 240.14(a)-11(c) or Sec.
         240.14(a)-12

                   Rupay - Barrington Total Return Fund, Inc.
                (Name of Registrant as Specified in its Charter)


         (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
      (1)       Title of each class of securities to which transaction applies:
      (2)       Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)       Proposed maximum aggregate value of transaction:
      (5)       Total Fee Paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)       Amount previously paid:
         (2)       Form, Schedule or Registration Statement No.:
         (3)       Filing Party:
         (4)       Date Filed:

                             RUPAY-BARRINGTON TOTAL
                                RETURN FUND, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 July ____, 1998


TO THE STOCKHOLDERS
RUPAY-BARRINGTON
TOTAL RETURN FUND, INC.

         Notice is hereby given that an annual meeting of stockholders of Rupay-Barrington Total Return Fund, Inc., (the "Company") will be held on July ___, 1998 at 9:00 a.m., local time, at the offices of The Rupay-Barrington Financial Group, Inc., 1000 Ballpark Way, Suite 302, Arlington, Texas 76011 for the following purposes:

     1. To ratify the terms and conditions under which Rupay-Barrington Advisors, Inc. (the "Advisor") has been providing services since January 4, 1997 and continuing through the date on which the New Advisory Agreement (as defined in Item 2 below) is approved by the Stockholders.

     2. To approve the new investment advisory agreement (the "New Advisory Agreement") between the Company and the Advisor.

     3. To elect four persons to the Company's Board of Directors to serve until the next annual meeting or until their successors shall have been elected and qualified.

     4. To approve a change of the name of the Company to Rupay-Barrington Funds, Inc.

     5. To ratify the action of the Board of Directors in selecting Tait, Weller & Baker as auditors to examine the books and financial statements of the Company for the period commencing January 1, 1998, and ending December 31, 1998.

     6. To transact such other business as may properly be brought before the meeting.

         Stockholders of record at the close of business on July ___, 1998, will be entitled to vote at the meeting. We hope that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending the meeting can vote in person even though a proxy has already been returned.

In order to save your Company the additional expense of further solicitation, please be kind enough to complete and return your proxy card today.


Fritz Bensler
President
July __, 1998

                             RUPAY-BARRINGTON TOTAL

                                RETURN FUND, INC.

                                               ---------------------

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by or on behalf of the Board of Directors of Rupay-Barrington Total Return Fund, Inc. (the "Company") for use at an Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of The Rupay-Barrington Financial Group, Inc., 1000 Ballpark Way, Suite 302, Arlington, Texas 76011, on July ___, 1998 at 9:00 a.m., local time.

Proxy Solicitation

         All proxies in the enclosed form which are properly executed and returned to the Company will be voted as provided therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person. Proxies which abstain are counted to determine the presence of a quorum only. Broker non-votes are not counted for any purpose.

         The Board of Directors (the "Board") intends to bring before the meeting the matters set forth in Items 1, 2, 3, 4 and 5 of the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The persons named in the enclosed proxy and acting thereunder will vote with respect to Items 1, 2, 3, 4 and 5 in accordance with the directions of the stockholder as specified on the proxy card. If no choice is specified, the shares will be voted (i) FOR ratification of the terms and conditions under which Rupay-Barrington Advisors, Inc. (the "Advisor") has provided services to the Company since January 4, 1997 and continuing through the date on which the New Advisory Agreement is approved by the stockholders as described in Item 1 (such terms and conditions are referred to herein as the "Interim Advisory Agreement"); (ii) FOR approval of the New Advisory Agreement between the Company and the Advisor as described in
Item 2; (iii) FOR election of the four (4) directors named in Item 3; (iv) FOR approval to change the name of the Company to the Rupay-Barrington Funds, Inc. as described in Item 4; and (v) FOR ratification of Tait, Weller & Baker as auditors for 1998 in Item 5. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed Proxy and acting thereunder will vote in accordance with the views of management thereon. This Proxy Statement and form of Proxy are being first sent to stockholders on or about [July ___, 1998].

         The affirmative vote of a majority of the outstanding shares of the Company, which means the lesser of (a) 67% of the shares of the Company present at a meeting when more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company, is required for the ratification of the Interim Advisory Agreement (Item 1) and approval of the New Advisory Agreement (Item 2). With respect to the election of Directors (Item 4) and ratification of the Company's engagement of Tait, Weller

& Baker as the Company's auditors for 1998, provided a quorum is present at the meeting, the affirmative vote of a majority of the votes validly cast is required to elect each of the four (4) nominees and for ratification of the selection of Tait, Weller & Baker as auditors (Item 5). The affirmative vote of more than 50% of the outstanding shares of the Company is required for the approval of the Company's proposed name change (Item 4).

         The Company will bear the entire cost of preparing, printing and mailing this Proxy Statement, the Proxies and any additional materials which may be furnished to stockholders. Solicitations may be undertaken by mail, telephone, telegraph and personal contact. The Annual Report of the Company for its fiscal year ending December 31, 1997, has been mailed to stockholders prior to the date hereof. The Company will furnish, without charge, a copy of the 1997 Annual Report to stockholders upon request by calling 1-800-688-1688.

Voting Securities and Principal Holders Thereof

         Holders of Common Stock of the Company of record at the close of business on [July ___, 1998], will be entitled to vote at the Annual Meeting or any adjournment thereof. As of June 25, 1998, the Company had outstanding 163,386.893 shares of Common Stock. The stockholders are entitled to one vote per share on all business to come before the meeting. The shares of the Company do not have cumulative voting rights. The officers and directors of the Company as a group beneficially own, in the aggregate, 5,519.61 shares (approximately 3.38%) of the outstanding Common Stock of the Company, excluding shares held by the Parent, and 14,315.053 shares (approximately 8.76%) of the outstanding common stock of the Company, including shares held by the Parent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of June 25, 1998, the following persons are known by the Company to be beneficial owners of more than five percent (5%) of the Company's outstanding shares:

                                     Number of Shares           Percentage
Name & Address                       Beneficially Owned         of Company
--------------                      ------------------       ---------------
Fritz Bensler*                            -0-                        -0-
Judy A. Champine*                    3,528.28                      .216%
Glen Wilkerson*                      1,000.71                      .061%
Dixon Holman*                          990.62                      .061%
Anchor Bay Dental                   58,385.066                    35.734%
  25050-23 Mile Road, Suite A
New Baltimore, Michigan 48047
  Attn:  Donald J. Burkhardt
The Rupay-Barrington Financial
 Group, Inc.                         8,795.443                     5.383%
  1000 Ballpark Way, Suite 302
  Arlington, Texas  76011
  Attn:  Dixon Holman
         All Officers and
         Directors as a Group       14,315,053                     8.761%
         (including shares held
         by The Rupay-Barrington
         Financial Group, Inc.)


*  The   address   is % the Rupay-Barrington Financial Group, Inc., 1000
   Ballpark  Way, Suite 302, Arlington, Texas  76011

                                  2



                                   BACKGROUND

         Pursuant to a Stock Purchase Agreement dated as of January 4, 1997, JPJ Asset Group, Inc. ("JPJ"), a wholly-owned subsidiary of JPJ Investment Management, Inc., acquired an interest equal to approximately eighty-four percent (84%) in Valley Forge Capital Holdings, Inc. (the "Parent"), the parent of the Advisor and other affiliated subsidiaries, including Valley Forge Distributors, Inc., (now known as Rupay-Barrington Securities Corporation, herein, the "Distributor"). The name of the Parent was thereafter changed to The Rupay-Barrington Financial Group, Inc. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and rules and regulations promulgated thereunder, as interpreted by the Securities and Exchange Commission (the "SEC"), this acquisition of a controlling interest in the Parent constituted a deemed change in control of the Advisor, and, because the change in control operated as an "assignment" (as defined in the 1940 Act) of the Old Advisory Agreement, resulted in the automatic termination of the original Investment Advisory Agreement dated as of February 24, 1995 between the Company and the Advisor (the "Old Advisory Agreement"). The Advisor has continued to provide investment advisory services to the Company under the terms and conditions of the Old
Advisory Agreement subject to the supervision of, and annual review by, the Board (as described in Item 1 below, the terms and conditions under which the Advisor has provided services since January 4, 1997 are referred to herein as the "Interim Advisory Agreement"). Because the Company does not have substantial assets, the Advisor has provided such services at less than its costs insofar as fees received under the Old Advisory Agreement and the Interim Advisory Agreement (equal to an annual rate of 0.80% of the Company's average net assets) have been insufficient to cover said costs. As the New Advisory Agreement includes substantially the same terms and conditions as the Old Advisory Agreement and the Interim Advisory Agreement, until or unless the Company increases significantly in size, it is anticipated that the Advisor's costs of providing services will continue to exceed fees received.

         The Board is proposing that the stockholders of the Company ratify the Company's payment of such fees to the Advisor effective as of January 4, 1997 pursuant to and in accordance with the Interim Advisory Agreement. Details of the proposal are set forth below under "Item 1--Ratification of Interim Advisory Agreement."

         The Board has approved a new investment advisory agreement between the Company and the Advisor (the "New Advisory Agreement") on substantially the same terms and conditions as the Old Advisory Agreement and the Interim Advisory Agreement and has recommended that the stockholders of the Company approve the Company's New Advisory Agreement. The New Advisory Agreement will go into effect upon or shortly after its approval by the stockholders and will take the place of the Interim Advisory Agreement.

                                   3


               ITEM 1--RATIFICATION OF INTERIM ADVISORY AGREEMENT

         INTRODUCTION. As discussed above, under the 1940 Act and Rules and Regulations promulgated thereunder, as interpreted by the SEC, the consummation of the Stock Purchase Agreement constituted a deemed change in control of the Advisor, and, because such change in control operated as an "assignment" (as defined in the 1940 Act) of the Old Advisory Agreement, resulted in the automatic termination of the Old Advisory Agreement, effective as of January 4, 1997. Since such termination, the Advisor has continued to provide services in accordance with the terms and conditions of the Old Advisory Agreement. The Board is proposing that the stockholders of the Company ratify the continued provision of services by the Advisor after termination of the Old Advisory Agreement (the terms and conditions under which the Advisor has been providing services since January 4, 1997, are referred to herein as the "Interim Advisory Agreement"). The continued provision of services under the Interim Advisory Agreement was not approved by the stockholders when the Old Advisory Agreement was deemed to have terminated and, accordingly, ratification of the Interim Advisory Agreement is being sought as described herein. If ratified, the Interim Advisory Agreement will continue in effect only until the New Advisory Agreement (discussed below under "Item 2--Approval of New Advisory Agreement") is approved by stockholders. In the event that the Interim Advisory Agreement is not ratified, the Advisor has informed the Company that it would consider its options, including a possible right of action to recover the cost of providing services to the Company, which amount could exceed the amount of fees earned under the Interim Advisory Agreement. The outcome of any such action cannot be determined at this time. From termination of the Old Advisory Agreement through the date of this Proxy Statement, the Advisor has accrued fees equal to approximately $27,342.95, all of which fees have been offset against Company expenses reimbursements due from the Advisor. Because the Company is a small mutual fund, the Board believes that it is unlikely that another investment advisor could be engaged on the terms and conditions under which the Advisor provides services.

         TERMS OF THE INTERIM ADVISORY AGREEMENT. The terms of the Interim Advisory Agreement, which are more fully described below, are substantially identical to the terms of the Old Advisory Agreement, except for (i) the effective date and, (ii) the termination date. The advisory fee rates payable under the Interim Advisory Agreement are identical to those payable under the Old Advisory Agreement. A copy of the Old Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following summary of the Interim Advisory Agreement is qualified in its entirety by reference to this exhibit.

         Pursuant to the Interim Advisory Agreement, the Advisor has been, subject to the supervision of, and review by, the Board, furnishing the Company with investment advice and has been supervising the management and investment program of the Company. Under such Interim Advisory Agreement, the Advisor has furnished at its own expense all necessary services, office space, equipment and clerical personnel for servicing the investments of the Company. The Advisor also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Company. In addition, the Advisor, directly or through its Parent, has been paying the salaries and fees of all officers and directors of the Company who are affiliated with the Advisor.

                                   4
         The terms of the Old Advisory Agreement were reviewed and approved by the Board, including all of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Advisor (the "Non-Interested Directors"), for an additional one year term in March 1998; however, because of the deemed change in control which resulted in a termination of the Old Advisory Agreement, the Interim Advisory Agreement must be ratified by the majority vote of the stockholders of the Company.

         BOARD DELIBERATIONS: As described above, the Old Advisory Agreement that was previously in effect for the Company automatically terminated on January 4, 1997, as a result of the consummation of the Stock Purchase Agreement. The Board has continued to supervise the provision of services by the Advisor. However, because of the deemed changes in control of the Advisor, the stockholders are being asked to ratify the Interim Advisory Agreement. If approved by the stockholders at the Annual Meeting, the Interim Advisory Agreement will continue in effect only until stockholder approval of the New Advisory Agreement between the Company and Advisor, as described below under "Item 2--Approval of New Advisory Agreement."

         In considering whether to approve the continued provision of services by the Advisor under the terms of the Interim Advisory Agreement and, thereafter, to submit it to the stockholders for their ratification, the Board considered the following factors: (i) the representation of the Advisor that it would provide investment advisory and other services to the Company of at least the scope and quality previously provided by it to the Company under the Old Advisory Agreement; (ii) the substantially identical terms and conditions contained in the Interim Advisory Agreement as compared to the Old Advisory Agreement; and (iii) the representation of the Advisor that in the event of any material change in the Advisor, the Board would be consulted for the purpose of assuring itself that the services provided would not be diminished in scope or quality. The Board also considered the benefits that would be obtained by the Company in maintaining continuity of investment advisory services for the Company and believed such continuity was advantageous to the Company as it would minimize any potential interruption in the advisory services provided to the Company. The Board further concluded that ratification of the Interim Advisory Agreement would be appropriate and fair considering that (i) the fees paid, the services to be provided therefor, were unchanged from the Old Advisory Agreement; (ii) given the present size of the Company, and that the fees paid to the Advisor as a result were insufficient to cover its costs of providing such services and that accordingly, it would be unlikely that another advisor could be engaged on such terms; and (iii) the non-payment of investment advisory fees would be an unduly harsh result to the Advisor in view of the services provided by the Advisor under the Interim Advisory Agreement.

         Based on the foregoing factors, the Board has concluded that ratification of the Interim Advisory Agreement is in the best interest of the Company and its stockholders. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the Interim Advisory Agreement and no one factor was given any greater weight than any of the others.
                                   5
         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY RATIFY THE COMPANY'S INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY THE ADVISOR FOR THE PERIOD FROM JANUARY 4, 1997, UNTIL THE NEW ADVISORY AGREEMENT IS APPROVED. Ratification of this Item 1, requires the favorable vote of a majority of the outstanding shares of the Company, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Company present at a meeting where more that 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Company. Unless otherwise instructed, the proxies will vote for the approval of the Interim Advisory Agreement and the receipt of advisory fees by the Advisor.


                   ITEM 2--APPROVAL OF NEW ADVISORY AGREEMENT

         As discussed above, the Board has approved a New Advisory Agreement between the Company and the Advisor (the "New Advisory Agreement") and has recommended that the stockholders of the Company approve the Company's New Advisory Agreement. If the New Advisory Agreement is approved by the stockholders, it will go into effect upon or shortly after such approval, and will take the place of the Interim Advisory Agreement.

         THE NEW ADVISORY AGREEMENT. The terms of the New Advisory Agreement are identical to the terms of the Old Advisory Agreement and Interim Advisory Agreement, except for (i) the effective date, and (ii) the termination date. The advisory fee rates payable under the New Advisory Agreement are identical to those payable under the Old Advisory Agreement and the Interim Advisory Agreement. For a description of the terms of the New Advisory Agreement, see the description of the Old Advisory Agreement discussed above under "Item
1--Approval of the Interim Advisory Agreement" and below in "Investment Management Services" and the form of New Advisory Agreement attached to this Proxy Statement as Exhibit B.

         BOARD DELIBERATIONS. In considering whether to approve the New Advisory Agreement and submit it to stockholders for their approval, the Board reviewed, among other things: (i) the investment management capabilities of the Advisor;
(ii) the systems capabilities of the Advisor to provide stockholder services, reporting and systems integration with related programs for Company stockholders; (iii) the level, scope and quality of the advisor services to be provided by the Advisor, and (iv) the substantially identical terms and conditions contained in the New Advisory Agreement as compared to the Interim Advisory Agreement and the Old Advisory Agreement. The Board also noted that the Company's current portfolio manager, Mr. Bensler, who has served as the Company's President since September 1997 and has served as a Company director since March 1998 (see "Item 3 - Election of Directors" below) will continue to act as the Company's portfolio manager under the New Advisory Agreement. The Board further concluded that approval of the New Advisory Agreement would be appropriate and fair considering that (i) the fees paid, the services to be provided therefor, were unchanged from the Old Advisory Agreement and the Interim Advisory Agreement; and (ii) until and unless the size of the Company increases significantly, the fees paid to the Advisor will be insufficient to cover its costs of providing such services and that accordingly, it would be unlikely that another advisor could be engaged on terms more favorable to the Company.

                                   6
         Based upon the foregoing factors, the Board concluded that approval of the New Advisory Agreement was in the best interests of the Company and its stockholders. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the New Advisory Agreement and no one factor was given any greater weight than any of the others.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE COMPANY'S NEW ADVISORY AGREEMENT. Approval of the item requires the favorable vote of a majority of the outstanding shares of the Company, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Company present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Company. Unless otherwise instructed, the proxies will vote for the approval of the New Advisory Agreement.


                          ITEM 3--ELECTION OF DIRECTORS

         At the Annual Meeting, four (4) Directors are to be elected to hold office until the next annual meeting or until their successors are elected and shall have been qualified. All of the nominees have been members of the Board since being appointed to fill vacancies on September 27, 1997, and re-elected at the Company's 1997 annual meeting held on November 21, 1997, with the exception of Mr. Bensler who was appointed on March 21, 1998 to fill a vacancy created by the resignation of Mr. Wolf. Each nominee has consented to serve if elected. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Company and as they deem to be qualified. The ages, principal occupations during the past five years and certain other affiliations of the nominees, the amount of stock owned beneficially, directly or indirectly, in the Company and the years they first became Directors of the Company are as follows:

                            Age ( ),                    Shares Owned
                            Principal                   Bemeficially
                            Occupation       First      Directory or   Percent
                            and Other        Became     Indirectly at  of Class
Name and Address            Affiliations     Director   06/25/98       06/25/98
------------------------------------ ----------------------------- ------------
Fritz Bensler            (41)  President and    3/21/98       0              0
3551 S. Monaco Parkway,  Treasurer of the
#116                     Company and
Denver, CO, 80237        President and
                         Portfolio Manager
                         of the Advisor from
                         January 1997 to
                         present; Director
                         of the Company from
                         March 1998 to present;
                         From  November 1995
                         until joining  the
                         Company  and the
                         Advisor  in January
                         1997,  Mr.  Bensler
                         was an equity
                         securities  analyst
                         and  portfolio
                         manager for JPJ; from
                         1993  until joining
                         JPJ, Mr. Bensler was
                         a self-employed
                         consultant.

Bradley D. Newman  *     (38) Property Tax      9/27/98   3,528.28          * *
5429 Dana Point Drive    Agent for Union
Arlington, TX 76017      Pacific Resources
                         Group, Fort Worth,
                         TX, 1986-present;
                         certified public
                         accountant, member
                         of Council of Petroleum
                         Accountant's Society
                         and Institute of
                         Professionals in
                         Taxation.

Glen Wilkerson  *        (59)Various sales and  9/27/98   990.62            * *
5518 Oak Branch Drive    sales management
Arlington, TX 76016      positions with Hormel
                         Food Corporation,
                         Austin, MN for 33 years.

Judy A. Champine  *      (51)Vice President and 9/27/98  1,000.71           * *
3516 Beagle Drive        Co-Owner-- Town Center
Commerce, MI  48382      Gallery, Novi, MI, 1992
                         to present; Graphic
                         Services Manager --
                         National Board for
                         Professional Teaching
                         Standards, Detroit, MI,
                         1991 to 1992.
---------------------------------------

*    Designates member of the Audit Committee
**  Represents less than 1%

                                   8
         All directors are elected to terms of one year or until their successors are duly elected and qualified. All directors also may be reached % The Rupay-Barrington Financial Group, Inc., 1000 Ballpark Way, Suite 302, Arlington, Texas 76011. The Board held four regular meetings in fiscal year 1997. No director standing for re-election attended less than 75% of the meetings held while he or she was a director.

Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the four nominees listed above as Directors. Provided that a quorum is present, a plurality of votes validly cast at the meeting is required to elect the Directors. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL NOMINEES.

Other Remuneration and Affiliations of Officers and Directors

         Directors of the Company who are not considered "interested persons" (as defined in the 1940 Act) of the Company currently do not receive any compensation for their attendance at meetings of the Board, but may in the future receive a fee for their services. Executive officers of the Company and directors of the Company who are considered "interested persons" (presently, only Mr. Bensler, President and a Director) do not receive compensation from the Company.

                         ITEM 4--APPROVAL OF NAME CHANGE

         The Board has approved Articles of Amendment to the Amended Articles of Incorporation of the Company (the "Amendment") which would change the Company's name from "Rupay-Barrington Total Return Fund, Inc." to "Rupay-Barrington Funds, Inc." To be effective, Maryland Corporate law requires that the Amendment be approved by a majority of the outstanding shares of the Company.

         The proposed change of name reflects the Board's determination to reclassify the Company's shares into three series including a reclassification of the Company's outstanding shares into a new Total Return Fund Series. A post-effective amendment to the Company's registration statement (the "Registration Statement") covering two other new series, the Growth Fund Series and the Value Equity Fund Series, was filed with the SEC on May 5, 1998. Concurrently with or immediately following the date on which the SEC declares the registration statement effective, the Company will file, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary to its Articles, which Articles Supplementary will designate each of the three series of the Company. On the later of (i) the date on which the Registration Statement is declared effective by the SEC or (ii) the date of the Company's Annual Meeting subject to the Stockholders' approval of the proposed name change, the Company also will amend its Articles of Incorporation to change its name to Rupay-Barrington Funds, Inc. in accordance with the Amendment. If and when that occurs, the Company also will supplement its prospectus to reflect the reclassification of its outstanding shares into the Total Return Fund series shares. Such reclassification of the Company's shares into series is permitted under the Company's Articles with Board approval and without any action being required by the stockholders. The Board believes that by changing the name to "Rupay-Barrington Funds, Inc." investors will be able to better distinguish the

Company from its Total Return Fund Series, the Growth Fund Series and Value Equity Fund Series. There can be no assurance as to the date on which the Company's Registration Statement will be declared effective.

     For the reasons set forth above, the Board believes that it is in the interest of the Company to change its corporate name to Rupay-Barrington Funds, Inc. and THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE ARTICLES TO CHANGE THE NAME OF THE COMPANY.

                 ITEM 5--RATIFICATION OF APPOINTMENT OF AUDITORS

         At a meeting held on March 21, 1998, the Board, including a majority of those Directors who are not interested persons of the Company, selected Tait, Weller & Baker as auditors to examine the Company's books and securities and to certify from time to time the Company's financial statements for the period January 1, 1998, to December 31, 1998, subject to ratification of such selection by the stockholders of the Company. That firm has no direct or indirect material interest in the Company. Representatives of Tait, Weller & Baker are not expected to be present at the Annual Meeting. Tait, Weller & Baker also served as independent auditors for the Company for the fiscal year ending December 31, 1997. Deloitte & Touche LLP served as independent auditors for the Company for the fiscal years ending December 31, 1995 and 1996.

     The Board has established an Audit Committee to evaluate financial management, meet with the auditors, and deal with other matters of a financial nature that they deem appropriate. Members of the Audit Committee are Ms. Champine and Messrs. Newman and Wilkerson.

         The favorable vote of a majority of the voting securities represented at the Annual Meeting is necessary for the ratification of the selection of Tait, Weller & Baker as the Company's independent accountant for the year ending December 31, 1998.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR THE SELECTION OF TAIT, WELLER & BAKER


                         INVESTMENT MANAGEMENT SERVICES

         Rupay-Barrington Advisors, Inc. (the "Advisor;" the Advisor was formerly known as Valley Forge Advisors, Inc.), 3551 S. Monaco Parkway, #116, Denver, CO 80237, a wholly owned subsidiary of The Rupay-Barrington Financial Group, Inc. ("Rupay-Barrington" or the "Parent;" the Parent was formerly known as Valley Forge Capital Holdings, Inc.), has managed the investments of the Company since its inception under a management agreement (the "Old Advisory Agreement") originally entered into as of February 24, 1995, which was approved by the stockholders on that date for a period of two years. Although the Board subsequently approved continuation of the Old Advisory Agreement, as previously indicated, the acquisition by JPJ of a controlling interest in the Advisor's Parent as of January 4, 1997, constituted a deemed change in control of the Advisor which resulted in an automatic termination of the Old Advisory Agreement because the deemed change in control operated as an "assignment" (as defined in the 1940 Act) of the Old Advisory Agreement. Although the Advisor has continued since then to provide the same services on the same terms as under the Old Advisory Agreement under the supervision of the Company's Board, it has done so without a written contract between the Company and the Advisor being effective.

The term "Advisory Agreement" when used in this discussion, refers equally to the Old Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement.

         The Advisory Agreement provides that the Advisor shall supervise and manage the Company's investments and shall determine the Company's portfolio transactions, subject to periodic review and ratification by the Board. The Advisor is also responsible for effecting all securities transactions with respect to the Company's portfolio on behalf of the Company, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

         Pursuant to the Advisory Agreement, the Advisor manages the assets of the Company in accordance with its stated objective, policies and restrictions (subject to the supervision of the Company's Board and officers). The Advisor will also keep certain books and records in connection with its services to the Company, and furnish facilities required by the Company for investment activities. The Advisor has also authorized any of its directors, officers and employees who have been elected as directors or officers of the Company to serve in the capacities in which they have been elected or appointed without consideration. Services furnished by the Advisor under the Advisory Agreement may be furnished through any such directors, officers and employees.

         The Advisor also administers the Company's general business affairs subject to the supervision of the Company's Board and its officers. The Advisor, through Commonwealth Stockholder Services, Inc. ("CSS") and certain of CSS's affiliates will furnish the Company with ordinary clerical, administrative, accounting and bookkeeping services, including facilities for the completion of these activities.

         As compensation for its services the Advisor receives a management fee, computed daily and payable monthly, at the annualized rate of .80% of the Company's average daily net assets (the "Management Fee"). For the fiscal year ended December 31, 1997, the Advisor had accrued but had not yet received $26,828 in Management Fees from the Company. See, however, the discussion of the expense reimbursement due from the Advisor, below.

         . The Advisory Agreement between the Company and the Advisor provides that the Company will bear all expenses of its operations not specifically assumed by the Advisor. In the interest of limiting the expenses of the Company during its initial period of operation, the Parent has agreed to bear any expenses for the Company's first five years of operations, which would cause the Company's ratio of operating expenses to average net assets to exceed 1.95%. In any year following such five-year period, the Company's expenses will not be subject to limitation. For the purpose of determining whether the Company is entitled to reimbursement, the expenses of the Company are calculated on a monthly basis. If the Company is entitled to reimbursement, that month's Management Fee will be reduced or postponed, with any adjustment made after the end of the year. An expense reimbursement of $71,381 was required for the fiscal year ended December 31, 1997.

         The New Advisory Agreement will be effective for an initial period of two years if approved by the Company's Stockholders and thereafter will continue in effect from year to year only if such continuance is approved annually by a majority vote of (i) the Company's Board or (ii) by a vote of a majority of the outstanding voting securities of the Company; provided that in order to give effect to such continuance the New Advisory Agreement, in either case, must also be approved by the vote of a majority of the directors who are not parties to the New Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party to the New Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time without penalty by the Company's Board or by a majority vote of the outstanding shares of the Company, or by the Advisor, in each instance on not less than 60 days written notice and shall automatically terminate in the event of its assignment.


                           DISTRIBUTION AND BROKERAGE

         Rupay-Barrington also owns 100% of Rupay-Barrington Securities Corporation (f/k/a Valley Forge Distributors, Inc.), which serves as the Company's distributor (the "Distributor"). The Distributor began effecting portfolio transactions for the Company in February 1998 and, through May 31, 1998, had received aggregate brokerage commissions of $2,115.46. For the Company's fiscal year ended December 31, 1997, none of the Company's aggregate dollar amount of portfolio transactions involving the payment of brokerage commissions were effected by Rupay-Barrington Securities Corporation.

         Portfolio transactions will be placed with a view to receiving best price and execution. In addition, the Advisor seeks to pay commission rates which are reasonable in relation to those paid by other similar institutional investors. The Advisor periodically checks the rates of commission being paid by the Company to brokers to ascertain that they are competitive with those charged by other brokers for similar services and to similar institutional accounts. Transactions may also be placed with brokers, other than Rupay-Barrington Securities, who provide research and brokerage services. Research and brokerage services may include (a) advice, furnished either directly or through publications or writings in other media, as to the value of securities, the advisability of investing in securities, or the availability of securities or purchasers or sellers of securities; (b) analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, or the performance of accounts; or (c) effecting securities transactions or performing related functions (such as clearance, settlement and custody). The Advisory Agreement authorizes the Advisor to place portfolio transactions for the Company and permits the Advisor to cause the Company to pay commissions on such transactions, when executed through non-affiliated brokers, which are greater than another broker or dealer might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker, when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Company and other investment accounts over which the Advisor exercises investment discretion.

                                      PROXY

                                RUPAY-BARRINGTON
                             TOTAL RETURN FUND, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE UNDERSIGNED HEREBY APPOINTS FRITZ BENSLER AND DIXON HOLMAN AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE; AND HEREBY AUTHORIZES THEM, OR ANY OF THEM, TO REPRESENT AND VOTE ALL THE SHARES OF COMMON STOCK OF RUPAY-BARRINGTON TOTAL RETURN FUND, INC. HELD OF RECORD BY THE UNDERSIGNED ON [JUNE 30, 1998], AT AN ANNUAL MEETING OF STOCKHOLDERS ON JULY ___, 1998, OR ANY ADJOURNMENT THEREOF:

                     Please check this box if you plan to attend the meeting

          1.  On ratification of the Interim Advisory Agreement:

                   FOR                       AGAINST                    ABSTAIN
          2.  On approval of the New Advisory Agreement:

                   FOR                       AGAINST                    ABSTAIN
          3. On the Election of Directors: FOR all nominees listed (except as marked to the contrary below)

                                            WITHHOLD AUTHORITY to vote for all
                                            nominees listed below

                                            ABSTAIN

   Fritz Bensler        Bradley D. Newman     Glen Wilkerson   Judy Champine

       (Instruction: to withhold authority to vote for any individual nominees, place a line through nominee's name.)

         4    On approval of the change of name to Rupay-Barrington Funds, Inc.

                   FOR                       AGAINST                    ABSTAIN
         5. On verification of the selection of Tait, Weller & Baker as auditors for the period January 1, 1998 through December 31, 1998.

                   FOR                       AGAINST                    ABSTAIN
         6. In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.
                                   13

The shares represented by this proxy, when properly executed, will be voted as specified in the foregoing items 1, 2, 3, 4 and 5 by the undersigned stockholder(s). If no direction is made, this proxy will be voted (i) FOR ratification of the Interim Advisory Agreement; (ii) FOR approval of the New Advisory Agreement; (iii) FOR the election of the four (4) nominees for directors named in the proxy statement; (iv) FOR the approval of the name change; and (v) FOR the ratification of the selection of Tait, Weller & Baker, and is the discretion of the management as to any other matter which may come before the meeting.


                                         ------------------------------------

[                                   ]    ------------------------------------
           Name                               (Signature(s) of Stockholder(s)

[                                   ]     Dated:  ___________________________

                                          Please sign exactly as the name
                                          appears below.  When shares are
                                          held by joint tenants, both should
                                          sign.  When signing as attorney,
                                          executor, administraotr, trustee,
                                          or guardian, please give full
                                          title as such.  If a corporation,
                                          please sign the corporate name
                                          by the President or other
                                          authorized officer.  If a
                                          partnership, please sign in the
                                          partnership name by an
                                          authorized person.

                                                             EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this 24th day of February 1995, by and between Valley Forge Capital Holdings Total Return Fund, Inc. a Maryland corporation (the "Fund"), and Valley Forge Advisors, Inc., a Nevada corporation (the "Advisor").

                              W I T N E S S E T H:

     WHEREAS, the Fund was formed to engage in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Advisor will engage principally in rendering advisory services and is registered as an investment advisor under the Investment Advisers Act of 1940;

     WHEREAS, The Fund desires to retain the Advisor to render investment supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Fund has also retained the Marshall Plan L.P., a Delaware limited partnership (the "Marshall Plan") to render investment supervisory services in the manner and on the terms described in the investment advisory agreement by and between the Fund and the Marshall Plan, dated February 24th, 1995 (the "Marshall Plan Investment Advisory Agreement").

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Advisor hereby agree as follows:


                                   ARTICLE 1.

                              Duties of the Advisor

         The fund hereby employs the Advisor to act as the investment adviser to and manager of the Fund and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Fund, on the terms and conditions set forth in this Agreement and he statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Fund under the Securities Act of 1933 (the "Prospectus"). The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

         The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         (a) Investment Advisory Services. In acting as investment advisor to the Fund, the Advisor shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in various securities in which it may invest, subject always to the restrictions set forth in the Fund's Articles of Incorporation and By-Laws, asamended from time to time, the provisions of the Investment Company Act, and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus. Should the Board of Directors of the Fund at any time, however, make any definite determinations as to investment policy and notify the Advisor thereof, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies, as such policies relate to the Advisor, determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, the Advisor is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934 (the "1934 Act"), and other applicable provisions of law, nothing shall prohibit the Advisor from selecting brokers or dealers with which it or the Fund is affiliated. The Advisor is authorized to recommend placement of, and the Fund is authorized to place, brokerage and principal business with brokers or dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Fund and/or other accounts, if any, for which the Advisor exercised investment discretion. The Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transactions if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Directors of the Fund shall periodically review the commissions paid by the Fund to determine if the commissions paid over representatives periods of time were reasonable in relation to the benefits to the Fund.

          (b) Other Advisors. The Advisor acknowledges that the Marshall Plan will also be acting as an investment advisor the Fund, and that statements in the Prospectus relating to that portion of the Fund's assets to be managed by the Marshall Plan are separate and independent from and do not have any effect upon that portion of the Fund's assets to be managed by the Advisor. The Advisor further acknowledges that it is responsible for effecting all securities transactions with respect to the portion of the Fund's assets it is authorized to manage and the Marshall Plan is responsible for effecting all securities transactions with respect to the portion of the Fund's assets it is authorized to manage.

         (c) Administrative Services. In addition to the performance of investment advisory services, the Advisor shall perform, or supervise the performance of, administrative services in connection with the management of the Fund. In this connection, the Advisor agrees to: (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the custodian, transfer agent, administrative and accounting servicer, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund;
(ii) maintain the Fund's corporate existence and records; (iii) provide the Fund, at the Advisor's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with shareholder relations, redemption requests and account adjustments and the maintenance of certain books and records of the Fund; (iv) prepare all general shareholder communications, including shareholder reports; (v) during such times as shares are publicly offered, maintain the registration and qualification of the Fund's shares under federal and state law; (vi) provide the Fund, at the Advisor's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement; (vii) investigate the development of and develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolios as an investment vehicle; (viii) permit the Advisor's employees to serve as officers, directors and committee members of the Fund, without cost to the Fund; and (ix) reimburse the Fund for any loss incurred as a result of the Fund's receipt of NSF checks from investors if said funds cannot be recovered from the investors.

                                   ARTICLE 2.

                           Compensation of the Advisor

         (a) Investment Advisory Fee. For the services rendered hereunder, the Fund shall pay to the Advisor and the Marshall Plan monthly on the first business day of the next succeeding calendar month a fee based upon the average daily value of the aggregate net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus, at the annual rate of 0.80% of the average daily value of the aggregate net assets of the Fund, less the amounts described below.

                  The Advisor and the Marshall Plan shall pay, from the investment advisory fee as calculated in the manner described above, certain expenses, the amount of which expenses shall be determined in accordance with the provisions set forth in paragraphs (b) and (c) below. The investment advisory fee, net of said expenses, shall then be split equally between the Advisor and the Marshall Plan without reference to that portion of the Fund's assets managed by the Advisor and the Marshall Plan, respectively.

     (b) Expenses. The Fund assumes and shall pay all expenses of the operation of the Fund, unless any of such expenses are specifically assumed by Valley Forge Capital Holdings Inc. (Valley Forge Capital) pursuant to that certain agreement between the Fund and Valley Forge Capital or assumed jointly by the Advisors, including, without limitation: costs relating to the organization of the Fund, insurance, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor, Valley Forge Brokerage, Inc.), charges of the Custodian, Transfer Agent and the Administrative and Accounting Services, expenses of and fees associated with registering the shares under Federal and stae securities laws, fees and expenses of directors who are not affiliated persons of Valley Forge Capital Holdings, Inc. or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and any other expenses properly payable by the Fund.

         (c) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee payable to the Advisor and the Marshall Plan, for any fiscal year ending on a date on which this Agreement is in effect exceed, after payment to Valley Forge Capital of amounts due under that certain agreement referenced in paragraph (b) hereof, the expense limitations under state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Advisors shall reduce their investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, the Advisor and the Marshall Plan shall be reimbursed for any such excess payments made to the Fund in subsequent years. For purposes of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis, and the Fund's distribution plan expenses are excluded. Whenever the expenses of the Fund exceed the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Advisor and the Marshall Plan.

                                   ARTICLE 3.

                     Limitation of Liability of the Advisor

         The Advisor and its directors, officers or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Advisor. Nothing herein contained shall be construed to protect the Advisor against any liability to the Fund or its security holders to which the Advisor shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Advisor's obligations and duties under this Agreement or the violation of any applicable law.

                                   ARTICLE 4.

                            Activities of the Advisor

         The services of the Advisor under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Advisor, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Advisor are or may become similarly interested in the Fund, and that the Advisor is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 5.

                   Duration and Termination of This Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force until two years from the date of its execution and thereafter, but only so long as such continuance is specifically approved at least annually by: (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Fund; and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund, or by the Advisor, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 6.

                                   Definitions

         The terms "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Fund or any of its Portfolios, the term "majority of the outstanding shares" means the lesser of:
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

                                   ARTICLE 7.

                          Amendments of This Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the Board of Directors of the Fund, or by the vote of a majority of outstanding shares of the Fund; and (ii) a majority of those directors of the Fund who are not parties to this

Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 8.

                                     Notices

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when mailed by registered or certified mail, return receipt requested, postage prepaid; (ii) when telecopies, provided that a copy of such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) when hand delivered to the party to whom it is to be given at the address of such party set forth below, as follows:

If to the Fund:            Valley Forge Capital Holdings Total Return Fund, Inc.
                           595 Market Street
                           Suite 1980
                           San Francisco, California  94105

If to the Advisor:         Valley Forge Advisors, Inc.
                           595 Market Street
                           Suite 1980
                           San Francisco, California  94105


                                   ARTICLE 9.

                                  Governing Law

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of California as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of California or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                                VALLEY FORGE CAPITAL HOLDINGS
                                                TOTAL RETURN FUND, INC.



                                                By: /s/ Victoria S Gong
                                               ---------------------------------
                                                Authorized Signatory

Attest:

/s/ Larry S. Mao
-------------------------------------------------
    Secretary

                                                VALLEY FORGE ADVISORS, INC.



                                               By: /s/ Deborah Mello
                                               -------------------------------
                                                Authorized Signatory

Attest:

/s/ Larry S. Mao
-------------------------------------------------
    Secretary

                                                                EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

         This  AGREEMENT  made  this  ___  day  of_____  1998,  by  and  between
Rupay-Barrington Total Return Fund, Inc. a Maryland corporation (the "Corporation"), and Rupay-Barrington Advisors, Inc., a Nevada corporation (the "Advisor").

                              W I T N E S S E T H:

         WHEREAS, the Corporation was formed to engage in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, the Corporation is authorized to issue shares of capital stock (the "Shares") in the Rupay-Barrington Total Return Fund (the "Fund"), a separate series of the Corporation, the Shares of which represent interests in a separate portfolio of securities and other assets ("Fund Shares");

         WHEREAS, the Advisor is engaged principally in the business of rendering advisory services and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended;

         WHEREAS, the Corporation desires to retain the Advisor to render investment supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth; and

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereby agree as follows:


                                   ARTICLE 1.

                              Duties of the Advisor

         The Corporation hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Corporation, on the terms and conditions set forth in this Agreement and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Fund (the "Prospectus"). The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         (a) Investment Advisory Services. In acting as investment advisor to the Fund, the Advisor shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which it may invest, subject to the restrictions set forth in the Corporation's Articles of Incorporation and By-Laws, as amended from time to time, the Articles Supplementary, the provisions of the Investment Company Act, and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus. Should the Board of Directors of the Corporation at any time, however, make any definite determinations as to investment policy and notify the Advisor thereof, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies, as such policies relate to the Advisor, determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, except as otherwise expressly set forth herein, the Advisor is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934 (the "1934 Act"), and other applicable provisions of law, nothing shall prohibit the Advisor from selecting brokers or dealers with which it or the Fund is affiliated, including, without limitation, Rupay-Barrington Securities, Inc. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Directors of the Corporation shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         (b) Brokerage. Subject to the approval of the Board of Directors, the Advisor, in carrying out its duties under Paragraph 1(a), may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services (as such services are defined under Section 28(e) of the 1934 Act, a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion.

(c) Advisor's Use of the Services of Others. The Advisor may (at its cost) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Corporation or the Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or the Fund, as appropriate, or in the discharge of the Advisor's overall responsibilities with respect to the other accounts which it serves as investment advisor.

         (d) Ownership of Records. All records required to be maintained and preserved by the Corporation or the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Securities Act of 1933 and maintained and preserved by the Advisor on behalf of the Corporation or the Fund, as appropriate, are the property of the Corporation or the Fund, as appropriate, and will be surrendered by the Advisor promptly on request by the Corporation or the Fund, as appropriate.

         (e) Reports to the Advisor. The Corporation or the Fund, as appropriate, shall furnish or otherwise make available to the Advisor such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or the Fund, as appropriate, as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         (f) Administrative Services. In addition to the performance of investment advisory services, the Advisor shall perform, or supervise the performance of, administrative services in connection with the management of the Fund. In this connection, the Advisor agrees to: (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the Corporation's custodian, transfer agent, administrative and accounting servicer, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund or the Corporation; (ii) maintain the corporate existence and records of the Corporation; (iii) provide the Fund, at the Advisor's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with shareholder relations, redemption requests and account adjustments and the maintenance of certain books and records of the Fund; (iv) prepare all general shareholder communications, including shareholder reports for the Fund; (v) during such times as shares are publicly offered, maintain the registration and qualification of the Fund Shares under federal and state law; (vi) provide the Fund, at the Advisor's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement; (vii) investigate the development of and develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (viii) permit the Advisor's employees to serve as officers, directors and committee members of the Corporation, without cost to the Corporation; and (ix) reimburse the Fund for any loss incurred as a result of the Fund's receipt of NSF checks from investors if said funds cannot be recovered from the investors.

                                   ARTICLE 2.

                           Compensation of the Advisor

         (a) Investment Advisory Fee. For the services rendered hereunder, the Fund shall pay to the Advisor monthly on the first business day of the next succeeding calendar month a fee based upon the average daily value of the aggregate net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus, at the annual rate of 0.80% of the average daily value of the aggregate net assets of the Fund, less the amounts described below.

                  The Advisor shall pay, from the investment advisory fee as calculated in the manner described above, certain expenses, the amount of which expenses shall be determined in accordance with the provisions set forth in paragraphs (b) and (c) below.

         (b) Expenses. The Fund assumes and shall pay all expenses of the operation of the Fund, unless any of such expenses are specifically assumed by The Rupay-Barrington Financial Group, Inc. ("RPFG") pursuant to that certain agreement between the Fund and RPFG or assumed by the Advisor, including, without limitation: costs relating to the organization of the Fund, insurance, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor, Rupay-Barrington Securities, Corporation), charges of the Custodian, Transfer Agent and the Administrative and Accounting Services, expenses of redemption of shares, expenses and fees associated with registering the shares under Federal and state securities laws, fees and expenses of directors who are not affiliated persons of RPFG or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and any other expenses properly payable by the Fund or the Corporation.

         (c) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee payable to the Advisor for any fiscal year ending on a date on which this Agreement is in effect exceed, after payment to RPFG of amounts due under that certain agreement referenced in paragraph (b) hereof, the expense limitations under state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Advisor shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, the Advisor shall be reimbursed for any such excess payments made to the Fund in subsequent years. For purposes of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis, and the Fund's distribution plan expenses are excluded. Whenever the expenses of the Fund exceed the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Advisor.

                                   ARTICLE 3.

                     Limitation of Liability of the Advisor

         The Advisor and its directors, officers or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Advisor. Nothing herein contained shall be construed to protect the Advisor against any liability to the Fund or its security holders to which the Advisor shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Advisor's obligations and duties under this Agreement or the violation of any applicable law.

                                   ARTICLE 4.

                            Activities of the Advisor

         The services of the Advisor under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund have, or may acquire, interests in the Advisor, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Advisor have, or may acquire, similar interests in the Fund, and that the Advisor has, or may acquire, interests in the Fund as a shareholder or otherwise.

                                   ARTICLE 5.

                   Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and, unless sooner terminated as hereinafter provided, shall remain in force until December 31, 1999 and thereafter shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by: (a) the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Corporation, in writing, at least 60 days prior to December 31, 1999 or prior to December 31st of any year thereafter, that it does not desire such continuation. The Advisor shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

         This Agreement may be terminated by either party hereto, without the payment of any penalty, on sixty days' prior written notice to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 6.

                                   Definitions

         The terms "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Corporation or any of its Funds, the term "majority of the outstanding voting securities" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding voting securities.

                                   ARTICLE 7.

                          Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the Board of Directors of the Corporation, or by the vote of a majority of outstanding shares of the Fund; and (ii) a majority of those directors of the Corporation who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 8.

                                     Notices

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when mailed by registered or certified mail, return receipt requested, postage prepaid; (ii) when telecopied, provided that a copy of such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) when hand delivered to the party to whom it is to be given at the address of such party set forth below, as follows:

If to the Fund:                Rupay-Barrington Total Return Fund, Inc.
                               1000 Ballpark Way
                               Suite 302
                               Arlington, TX 76011

If to the Advisor:             Rupay-Barrington Advisors, Inc.
                               3551 S. Monaco Parkway, #116
                               Denver, CO 80237

                                   ARTICLE 9.

                                  Governing Law

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Texas as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of Texas or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 10.

                                  Miscellaneous

         (a)  Captions.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         (b) Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                                RUPAY-BARRINGTON TOTAL RETURN
                                                FUND, INC.



                                               By:
                                               --------------------------------
Attest:                                        Authorized Signatory


-------------------------------------------------
         Secretary
                                               RUPAY-BARRINGTON ADVISORS, INC.



                                                By:
                                               -------------------------------
Attest:                                        Authorized Signatory


-------------------------------------------------
         Secretary

(312) 207-6423

                                                          July 9, 1998


VIA EDGAR

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W., Mail Stop 4-8
Washington, D.C. 20549


    Re:     Rupay-Barrington Total Return Fund, Inc. (the "Company") Preliminary
            Proxy


Ladies and Gentlemen:

         On behalf of the Company, we have transmitted via EDGAR for filing with the Securities and Exchange Commission, a Preliminary Proxy Statement.

         Please contact Misty S. Gruber, (312) 207-6463, or the undersigned at the direct dial number referenced above with any questions or comments.

                                                          Very truly yours,



                                                          Kristine  A.   Hemlock
                                                          Legal   Assistant  for
                                                          SACHNOFF   &   WEAVER,
                                                          LTD.

KAH/tfk

cc:      Kevin Rupert/SEC